Exhibit 99.2

1 NASDAQ: TFFP BETTER DELIVERY, BETTER THERAPY | Powerful Drug Delivery Solutions TFF VORI and TFF TAC: Presentation of Initial Phase 2 Data December 19, 2023

Safe Harbor Statement SPECIAL NOTE REGARDING FORWARD - LOOKING STATEMENTS This document contains forward - looking statements concerning TFF Pharmaceuticals, Inc. (“TFF”, “TFF Pharmaceuticals”, the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward - looking statements. These forward - looking statements include, but are not limited to, statements concerning the following: the expected reception of the initial data readouts for TFF VORI and TFF TAC and the ability of such data to support a decision to move to Phase 3 clinical trials for either TFF VORI or TFF TAC; the expectation that the initial data readouts for TFF VORI and TFF TAC will be consistent with the final data from the completed Phase 2 clinical trials and related Expanded Access Programs for TFF VORI and TFF TAC; the success of our clinical trials; our future financial and operating results; our intentions, expectations and beliefs regarding anticipated growth, market penetration and trends in our business; the timing and success of our plan of commercialization; our ability to successfully develop and clinically test our product candidates; and our ability to file for FDA approval of our product candidates through the 505(b)(2) regulatory pathway. These forward - looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially. Among those factors are: (i) the risk that the final data from the completed Phase 2 clinical trials and related Expanded Access Programs for TFF VORI and TFF TAC will not be consistent with the initial data initial data readouts for TFF VORI and TFF TA, (ii) the risk that the Company may not be able to successfully conclude clinical testing of TFF VORI, TFF TAC or any of its other dry powder product candidates, (iii) no drug product incorporating the TFF platform has received FDA pre - market approval or otherwise been incorporated into a commercial drug product, (iv) the Company has no current agreements or understandings with any large pharmaceutical companies for the development of a drug product incorporating the TFF Platform, v) success in early phases of pre - clinical and clinicals trials do not ensure later clinical trials will be successful, (vi) the risk that the Company may not be able to obtain additional working capital as and when needed and (vii) those other risks disclosed in the section “Risk Factors” included in the Company’s Quarterly Report on Form 10 - Q filed with the SEC on November 14, 2023. TFF Pharmaceuticals cautions readers not to place undue reliance on any forward - looking statements. TFF Pharmaceuticals does not undertake, and specifically disclaims, any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by law. This document contains only basic information concerning TFF. Because it is a summary it does not contain all of the information you should consider before investing. Please refer to our reports and registration statements on file with the SEC for more comprehensive information concerning TFF Pharmaceuticals. 2

3 NASDAQ: TFFP BETTER DELIVERY, BETTER THERAPY | Powerful Drug Delivery Solutions Harlan Weisman, M.D., Chief Executive Officer Opening Remarks December 19, 2023

4 TFF VORI Initial Data: Phase 2 and Expanded Access Program

1. Voriconazole Package Insert; Warning and Precautions section, 5.2 and 5.3 2. Maertens et. al. Lancet 2016; 387:760 - 769. 3. Bongomin et. al. Journal of Fungi. 2017 4. Internal estimates. Assumes indication for acute treatment of IPA TFF VORI: Addressing Significant Unmet Need in Pulmonary Fungal Infections 5 Increase lung delivery to drive efficacy while minimizing systemic exposures, toxicities, and drug - drug interactions TFF VORI is in Phase 2 development for the treatment of pulmonary fungal infections including invasive pulmonary aspergillosis (IPA) • IPA primarily impacts immune compromised patients (hematologic malignancies, solid organ, and stem cell transplant recipients) • Oral and intravenous voriconazole is first - line therapy for the treatment of IPA • Narrow therapeutic window associated with oral and IV voriconazole Significant toxicities ▪ Liver toxicity, arrhythmias and QT prolongation, infusion related reactions, visual disturbances, severe cutaneous adverse reactions, photosensitivity and renal toxicity 1 Drug - drug interactions • High unmet medical need with ~30% mortality in 12 weeks 2 due to high rate of toxicity and drug - drug interactions limiting systemic dosing and overall efficacy ~250,000 invasive aspergillosis (IA) patients worldwide 3 ≥ $1 billion peak TFF VORI global gross sales forecast 4

TFF VORI: Phase 2 Trial Design in Patients with Invasive Pulmonary Aspergillosis

- **Design**: Open label randomized study; TFF VORI vs. oral voriconazole
- **Duration**: 13 weeks of treatment
- **Endpoints**: Safety/tolerability, clinical response, radiologic response, mycologic response, all-cause mortality


TFF VORI
(80mg twice daily Voriconazole Inhalation Powder)
R
3:1
Randomization
Oral Voriconazole
(200mg twice daily Vfend)
Screening
Dosing
Follow-up
2 weeks
Weeks 1-2
Weeks 2-4
Weeks 4-8
Weeks 8-13
Weeks 13-17
Mycologic tests
Galactomannan
Spirometry
Lung imaging
Galactomannan
Spirometry
Spirometry
Galactomannan
Spirometry
Spirometry
Mycologic tests
Galactomannan
Lung Imaging
Spirometry
Mycologic tests
Galactomannan
Lung Imaging
Spirometry
Spirometry
Clinical assessment throughout; bronchoscopy optional at any time; pharmacokinetics, all-cause mortality

TFF PHARMACEUTICALS

6

• The Expanded Access Program (EAP) enrolls patients with the following diagnoses who have limited or no other treatment options or who have had an unfavorable response to adequate standard of care therapy: Pulmonary aspergillosis: ▪ Invasive pulmonary aspergillosis (IPA) ▪ Chronic pulmonary aspergillosis (CPA) ▪ Allergic bronchopulmonary aspergillosis (ABPA) ▪ Aspergillus tracheobronchitis ▪ Aspergillus bronchoanastomotic infection Voriconazole responsive pulmonary fungal infections • US expanded access protocol prepared and submitted to the FDA: https://clinicaltrials.gov/ct2/show/NCT05897294 • Available in the US, Canada, Australia, UK, and select EU countries TFF VORI: Expanded Access Program (EAP) 7

Based on the highly encouraging results of the initial data readout , we plan to accelerate the development of TFF VORI into registration - enabling studies. The data readout includes: • Assessment of efficacy: Clinical response ▪ Improved signs and symptoms (heatmap with red representing more signs and symptoms) ▪ Stable or improved spirometry (FEV - 1=forced expiratory volume in one second) Mycologic response ▪ Lack of evidence of infection such as galactomannan (aspergillus biomarker), culture or PCR on follow up Radiologic response ▪ Improved radiologic findings such as number and/or size of nodules (high resolution chest CT) • Assessment of safety and tolerability All - cause mortality Treatment emergent adverse events including common, known voriconazole toxicities Treatment discontinuations Definition of success: TFF VORI is effective as an antifungal in majority of patients with a better overall safety and tolerability profile compared to oral or intravenous voriconazole TFF VORI: Initial Data Readout from Phase 2 and EAP 8

TFF VORI: Summary of Results

IPA a pulmonary fungal infection with ~30% mortality in 12 weeks

Efficacy

- Of the five patients treated for at least 8 weeks with TFF VORI:
  - All five patients achieved a clinical response (improvement in signs, symptoms and/or spirometry)
  - All five patients achieved a mycologic response (presumed or proven)
  - Three of four patients achieved a radiologic response (4 patients with baseline and follow up chest CT)
  - No need for continued anti-fungal use after treatment with TFF VORI in all five patients.

Safety

- No all-cause mortality
- No IPA-related mortality
- No TFF VORI discontinuation due to an AE
- Majority of TEAEs deemed unrelated to TFF VORI
- Majority of TEAEs were Grade 2 or lower in severity
- **No hepatic toxicity**
- **No visual disturbances**

Data is from pre-database lock; Data cut off date: 11/17/23;
TEAE: treatment emergent adverse event

TFF PHARMACEUTICALS

9

TFF VORI: Baseline Characteristics and Demographics

Study/ program	Patient/ treatment	Age (years)	Sex	Race	Host factor	CLAD	Last visit in the treatment period	Completed treatment?
Phase 2	Oral 1	45	F	Asian	Lung transplant	N	**13 weeks**	Yes
Phase 2	Oral 2	79	M	W	Lung cancer	N	4 weeks	**No***
Phase 2	TFF VORI 1	58	F	W	Lung transplant	**Y**	**13 weeks**	Yes
Phase 2	TFF VORI 2	51	M	W	Lung transplant	N	**8 weeks**	Ongoing
Phase 2	TFF VORI 3	69	M	W	Lung transplant	N	4 weeks	Ongoing
EAP	TFF VORI 4	50	M	W	Lung transplant	**Y**	**24 weeks**	Yes
EAP	TFF VORI 5	54	F	W	Lung transplant	**Y**	**12 weeks**	Yes
EAP	TFF VORI 6	59	F	W	Lung transplant	N	**12 weeks**	Yes
EAP	TFF VORI 7	66	M	W	Lung transplant	N	Pending	Ongoing

***Patient on oral voriconazole died at ~4 weeks.**
5 TFF VORI patients with at least 8 weeks of treatment

EAP: expanded access program; CLAD: chronic lung allograft dysfunction
W: white ; F: female; M: male

Data is from pre-database lock; Data cut off date: 11/17/23
Follow up data not available for patient TFF VORI 7 as of 11/17/23.

TFF PHARMACEUTICALS
10

TFF VORI: Efficacy Assessment

Patients who completed at least 8 weeks of treatment

Patient	Treatment duration	Clinical response		Mycologic response	Radiologic response	CLAD	Completed treatment	All-cause mortality
		Improved signs and symptoms	Stable or improved spirometry	No evidence of infection	Improved CT findings			
Oral 1	13 weeks	✓	✓	✓	✓	No	Yes	No
TFF VORI 1	13 weeks	✓	✓	✓	✓	**Yes**	Yes	No
TFF VORI 2	8+ weeks	Pending	✓	✓	✓	No	**No**	No
TFF VORI 4	24 weeks	✓	✓	✓	✓	**Yes**	Yes	No
TFF VORI 5	12 weeks	✓	✓	✓	No	**Yes**	Yes	No
TFF VORI 6	12 weeks	✓	✓	✓	Not assessed	No	Yes	No

TFF PHARMACEUTICALS

Data is from pre-database lock; Data cut off date: 11/17/23

11

12 T o tal S ym p t o m S co r es Week 17 Week 13 Week 8 Week 4 Week 2 Week 1 D a y 1 Screening 1 0 6 5 5 6 2 2 Oral 1 All - cause mortality R a d i o l o gi c response Mycologic response Clinical response T r e a tment duration Patient Im p r o v e d C T findings No evidence of infection Stable or improved spirometry Im p r o v e d S ign s and Symptoms No x x x x 13 weeks Oral 1 20 0 40 60 80 100 S cre e n Da y 1 W k 1 W k 2 W k 4 W k 6 /8 Wk Wk 12/1 3 17/24 F EV - 1 % BAL: bronchoalveolar lavage 45 - yr - old female lung transplant recipient presented with moderate respiratory insufficiency and BAL evidence of Aspergillus TFF VORI: Patient Oral 1 (Phase 2) Follow up mycologic assessment: • Serum galactomannan and blood PCR n e g a t i v e Data is from pre - database lock; Data cut off date: 11/17/23

13 B a se li ne Week 13 Bronchial wall thickening/ obstruction with air trapping TFF VORI: Patient Oral 1 (Phase 2) Data is from pre - database lock; Data cut off date: 11/17/23

Data is from pre - database lock; Data cut off date: 11/17/23 14 T o tal s ym p t o m sco r e Week 13 Week 8 Week 4 Week 1 D a y 1 Screening 3 9 8 6 6 8 T FF V ORI 1 All - cause mortality R a d i o l o gi c response Mycologic response Clinical response T r e a tment duration Patient Im p r o v e d C T findings No evidence of infection Stable or improved spirometry Im p r o v e d s igns and symptoms No x x x x 13 weeks T F F V ORI 1 Unrelated SAEs: presumed bacterial respiratory infections 20 0 100 80 60 40 S cre e n Da y 1 Wk 1 Wk 2 Wk 4 Wk 6/8 Wk 12/13 F EV - 1 % BAL: bronchoalveolar lavage; SAE: serious adverse event 58 - year - old female lung transplant recipient with history of CLAD presented with mild fever and hemoptysis (coughing up blood) and moderate pleuritic chest pain, pleuritic rub and respiratory insufficiency and BAL evidence of Aspergillus TFF VORI: Patient TFF VORI 1 (Phase 2) Follow up mycologic assessment: • Serum galactomannan and blood PCR n e g a t i v e

B a se li ne Week 13 TFF VORI: Patient TFF VORI 1 (Phase 2) 15 Data is from pre - database lock; Data cut off date: 11/17/23 Aspergillus Nodules

All - cause mortality R a d i o l o gi c response Mycologic response Clinical response T r e a tment duration Patient Im p r o v e d C T findings No evidence of infection Stable or improved spirometry Im p r o v e d s igns and symptoms No x x x pending 8+ weeks T F F V ORI 2 T o t a l S y m pt o m S co r es W ee k 8 W ee k 4 W ee k 2 W ee k 1 Day 1 Screening 1 1 1 1 1 1 T F F V ORI 2 0 40 20 60 80 100 S cr e e n Da y 1 W k 1 W k 2 W k 4 W k 6 /8 F EV - 1 % BAL: bronchoalveolar lavage 51 - yr - old white male lung transplant recipient with mild respiratory insufficiency & BAL evidence of Aspergillus TFF VORI: Patient TFF VORI 2 (Phase 2) Follow up mycologic assessment: • Serum galactomannan and blood PCR 16 Data is from pre - database lock; Data cut off date: 11/17/23 n e g a t i v e

B a se li ne Week 8 TFF VORI: Patient TFF VORI 2 (Phase 2) 17 Data is from pre - database lock; Data cut off date: 11/17/23

18 All - cause mortality R a d i o l o gi c response Mycologic response Clinical response T r e a tment duration Patient Im p r o v e d C T findings No evidence of infection Stable or improved spirometry Im p r o v e d s igns and symptoms No x x x x 24 weeks T F F V ORI 4 T o t a l S y m pt o m S co r es Week 24 Screening 3 6 T F F V ORI 4 60 40 20 0 80 100 F EV - 1% BAL: bronchoalveolar lavage 50 - yr - old white male lung transplant recipient with CLAD presented with moderate cough, dyspnea (shortness of breath) and respiratory insufficiency and BAL evidence of Scedosporium, which is voriconazole sensitive, and Lomentospora TFF VORI: Patient TFF VORI 4 (EAP) Follow up mycologic assessment: • BAL culture for Scedosporium n e g a t i v e Data is from pre - database lock; Data cut off date: 11/17/23

19 B a se li ne ~Week 12 TFF VORI: Patient TFF VORI 4 (EAP) Data is from pre - database lock; Data cut off date: 11/17/23

TFF VORI: Patient TFF VORI 5 (EAP) 54 - yr - old white female lung transplant recipient and CLAD presented with moderate cough and dyspnea (shortness of breath) and BAL evidence of Aspergillus 20 All - cause mortality R a d i o l o gi c response Mycologic response Clinical response T r e a tment duration Patient Im p r o v e d C T findings No evidence of infection Stable or improved spirometry Im p r o v e d s igns and symptoms No No x x x 12 weeks T F F V ORI 5 T o t a l S y m pt o m S co r es Week 12/13 Screening 2 4 T F F V ORI 5 20 0 40 60 80 100 F EV - 1 % BAL: bronchoalveolar lavage n e g a t i v e Follow up mycologic assessment: • BAL culture and PCR for Aspergillus Despite recurrent episodes of IPA every 2 - 3 months previously, this patient has not had IPA in 1 year since completing treatment with TFF VORI Data is from pre - database lock; Data cut off date: 11/17/23

TFF VORI: Patient TFF VORI 6 (EAP) 59 - yr - old white female lung transplant recipient presented with mild cough and dyspnea (shortness of breath) and BAL evidence of Aspergillus All - cause mortality R a d i o l o gi c response Mycologic response Clinical response T r e a tment duration Patient Im p r o v e d C T findings No evidence of infection Stable or improved spirometry Im p r o v e d s igns and symptoms No Not assessed x x x 12 weeks T F F V ORI 6 T o t a l S y m pt o m S co r es Week 12/13 W ee k 8 Screening 1 1 2 T F F V ORI 6 20 0 40 60 80 100 S cre e n Da y 1 W k 1 W k 2 Wk 4 Wk 6/8 Wk 12/13 F EV - 1 % BAL: bronchoalveolar lavage n e g a t i v e 21 Data is from pre - database lock; Data cut off date: 11/17/23 Follow up mycologic assessment: • BAL culture, microscopy and galactomannan Follow up radiologic assessment: • Not performed • CT was not repeated

Patients who completed at least 8 weeks of treatment 22 Data is from pre - database lock; Data cut off date: 11/17/23 TFF VORI: Clinical Signs and Symptoms End of Treatment Screening 0 2 Oral 1 3 8 TFF VOR 1 pending 1 TFF VORI 2 3 6 TFF VORI 4 2 4 TFF VORI 5 1 2 TFF VORI 6 Total Symptom Score

Open circles indicate imputed numbers. 23 Data is from pre - database lock; Data cut off date: 11/17/23 0 20 40 60 80 1 0 0 Pr e S c r S c r een Da y 1 W k 1 W k 2 W k 4 W k 6 /8 W k 1 2 / 1 3 W k 1 7 / 24 FE V - 1 % Oral 1 T F F V O R I 1 T F F V O R I 2 T F F V O R I 4 T F F V O R I 5 T F F V O R I 6 Spirometry Patients who completed at least 8 weeks of treatment

TFF VORI: Mycological Assessment

Patients who completed at least 8 weeks of treatment

Patient	Baseline mycologic evidence (culture, microscopy and/or galactomannan)	Post-treatment mycologic evaluation (galactomannan/PCR)
Oral 1	BAL positive	Serum galactomannan & blood PCR Negative
TFF VORI 1	BAL positive	Serum galactomannan & blood PCR Negative
TFF VORI 2	BAL positive	Serum galactomannan & blood PCR Negative
TFF VORI 4	BAL positive	BAL Negative
TFF VORI 5	BAL positive	BAL Negative
TFF VORI 6	BAL positive	BAL Negative

BAL: bronchoalveolar lavage

TFF PHARMACEUTICALS

Data is from pre-database lock; Data cut off date: 11/17/23

24

TFF VORI: Radiologic Assessment

Patients who completed at least 8 weeks of treatment

Patient	Baseline radiologic evidence	Post-treatment radiologic evaluation
Oral 1	Bronchial wall thickening	Resolved
TFF VORI 1	Nodules and bronchial wall thickening	Resolved
TFF VORI 2	Nodules	Resolved
TFF VORI 4	Nodules	Resolved
TFF VORI 5	Single pre-existing nodule	Not resolved
TFF VORI 6	Ground-glass opacity	Chest CT not repeated

Despite recurrent episodes of IPA every 2-3 months previously, patient TFF VORI 5 has not had IPA in 1 year since completing treatment with TFF VORI

TFF PHARMACEUTICALS

Data is from pre-database lock; Data cut off date: 11/17/23

25

TFF VORI: Efficacy Assessment

Patients who completed at least 8 weeks of treatment

Patient	Treatment duration	Clinical response		Mycologic response	Radiologic response	CLAD	Completed treatment	All-cause mortality
		Improved signs and symptoms	Stable or improved spirometry	No evidence of infection	Improved CT findings			
Oral 1	13 weeks	✓	✓	✓	✓	No	Yes	No
TFF VORI 1	13 weeks	✓	✓	✓	✓	**Yes**	Yes	No
TFF VORI 2	8+ weeks	Pending	✓	✓	✓	No	**No**	No
TFF VORI 4	24 weeks	✓	✓	✓	✓	**Yes**	Yes	No
TFF VORI 5	12 weeks	✓	✓	✓	No	**Yes**	Yes	No
TFF VORI 6	12 weeks	✓	✓	✓	Not assessed	No	Yes	No

TFF PHARMACEUTICALS

Data is from pre-database lock; Data cut off date: 11/17/23

26

TFF V O R I ( n = 7) O ral ( n = 2) 14 13 Number of TEAEs 2 (29%) 2 (100%) Number of patients with any TEAEs 0 0 Number of related TEAEs 5 8 Number of possibly or probably related TEAEs 2 (29%) 1 (50%) Number of patients with possibly or probably related TEAEs 3 2 Number of Grade 3 and above TEAEs 1 (14%) 1 (50%) Number of patients with Grade 3 or above TEAEs 3 1 Number of SAEs 1 (14%) 1 (50%) Number of patients with SAEs 0 0 Number of related, possibly related or probably related SAEs 0 0 Number of TEAEs that occurred in more than 2 patients 0 1 (50%) Number of patients who experienced deaths 0 1 (50%) Number of patients who discontinued study treatment due to an AE 0 1 (50%) Number of patients with visual disturbance 0 1 (50%) Number of patients with Hepatic toxicity 27 Data is from pre - database lock; Data cut off date: 11/17/23 TEAE: treatment emergent adverse event; SAE: serious adverse event No bronchospasm No wheezing TFF VORI: Safety Data

TFF TAC Phase 2 Initial Results 28

TFF TAC: Addressing Significant Unmet Need in Lung Transplant Rejection

TFF TAC is in Phase 2 development for prevention of rejection in lung transplant recipients

- Tacrolimus is first-line calcineurin inhibitor for prevention of rejection in lung transplant
- Significant toxicities and drug-drug interactions associated with oral tacrolimus
- TFF TAC delivers tacrolimus directly to the lung to drive efficacy through immune suppression locally in the lung, where inflammation leads to rejection and allograft failure, while limiting systemic exposure thus systemic toxicities
- High unmet medical need with ***~50% mortality in 5 years***[1] due to narrow therapeutic index:
  - Too little immune suppression leads to acute rejection or chronic rejection leading to chronic lung allograft dysfunction (CLAD)
  - Too much immune suppression leads to infections, chronic kidney disease, and post transplant lymphoproliferative disease

~40,000 new and existing patients worldwide[2]

≥$1 billion peak TFF TAC global gross sales forecast[3]

Increase lung delivery to drive efficacy while minimizing systemic exposures, toxicities, and drug-drug interactions

TFF PHARMACEUTICALS

Data is from pre-database lock; Data cut off date: 11/17/23

1. Costa, Benvenuto, and Sonett, *Best Practice & Research Clinical Anesthesiology*, 2017
2. UpToDate; OPTN, UNOS, and Transplant Literature
3. Internal estimates

29

TFF TAC: Phase 2 Trial Design in Lung Transplant Patients

- **Design**: Open label study of TFF TAC in lung transplant patients who require reduced tacrolimus blood levels due to kidney toxicity
- **Duration**: Part A: 12 weeks; Part B: optional safety extension
- **Endpoints**: Safety and tolerability, kidney function, acute allograft rejection



TFF TAC
(Tacrolimus Inhalation Powder)
Screening
Treatment
Optional open-label extension
2 weeks
Day 1
Week 12
Bronchoscopy and biopsy
Spirometry
Donor-derived cell-free DNA assay
Lung imaging
Therapeutic drug monitoring
Dose adjustment
Safety and tolerability
Renal function
Clinical signs of acute rejection
Lung imaging (Week 4)
Bronchoscopy and biopsy
Spirometry
Donor-derived cell-free DNA assay
Lung imaging

TFF PHARMACEUTICALS

30

TFF TAC: Initial Data Readout Definition of success: Transition patients from oral tacrolimus to TFF TAC, achieve tacrolimus blood levels that are approximately two - thirds to one - half of the patient's blood levels on oral tacrolimus, prevent rejection at these diminished tacrolimus blood levels while stabilizing kidney function 31 Based on the highly encouraging results of the initial data readout , we plan to accelerate the development of TFF TAC into registration - enabling studies. The data readout includes: • Assessment of efficacy: Signs and symptoms suggestive of acute rejection Need for pulse corticosteroids Deterioration in Spirometry Deterioration in lung imaging • Safety and tolerability Treatment emergent adverse events Treatment discontinuations Continuation to Part B, long term extension Kidney function

TFF TAC: Summary of Results

Efficacy

- Successful transition of 4/4 patients from oral Tacrolimus to TFF TAC
- Successful lowering of Tacrolimus blood levels
  - No clinical evidence of acute rejection
  - No signs and symptoms suggestive of acute rejection
  - No use of pulse corticosteroids
  - No deterioration in spirometry
  - No chest x-ray findings suggestive of acute rejection
- 3/3 patients who completed Part A chose to remain on TFF TAC and proceeded to Part B

Safety

- No mortality
- No TFF TAC discontinuation due to an AE
- Majority of TEAEs were Grade 2 or lower in severity
- Maintenance of kidney function

Data is from pre-database lock; Data cut off date: 11/29/23
TEAE: treatment emergent adverse event

32

TFF TAC: Baseline Characteristics and Demographics Disposition Last visit in the t r e a tment p eri o d Y e a rs w ith k i d n e y d ise a se CLAD Y e a rs sin c e transplant Race Sex Age Patient Chose to proceed to Part B Week 26 5 No 9 W M 73 Pt 1 Chose to proceed to Part B Day 86 6 No 8 W F 73 Pt 2 Chose to proceed to Part B Day 86 4 No 5 W M 68 Pt 3 Day 22 2.5 No 3 W F 67 Pt 4 33 Data is from pre - database lock; Data cut off date: 11/29/23 CLAD: chronic lung allograft dysfunction W: white ; F: female; M: male

TFF TAC: Oral Tacrolimus to TFF TAC Dose Translation

Patient	Stable oral Tacrolimus dose	Tacrolimus blood levels on oral Tacrolimus (ng/ml)	Stable TFF TAC dose	Tacrolimus blood levels on TFF TAC (ng/ml)
Pt 1	5 mg	5.6	0.75 mg **~1/7 of oral dose**	**2.4** **~1/2 of oral level**
Pt 2	1 mg	3.9	0.25 mg **1/4 of oral dose**	**2.6** **2/3 of oral level**
Pt 3	5.5 mg	4.6	0.5 mg **1/11 of oral dose**	**2.2** **~1/2 of oral level**
Pt 4	2 mg	4.5	0.25 mg **1/8 of oral dose**	**1.9** **~1/2 of oral level**

Assessment of Allograft Rejection:

- No clinical signs and symptoms suggestive of acute rejection
- No deterioration in spirometry
- No chest x-ray findings suggestive of acute rejection
- No need for pulse corticosteroids
- 3/3 patients who completed Part A chose to remain on TFF TAC and proceeded to Part B
- Biomarker assessment of rejection is pending

TFF PHARMACEUTICALS

Data is from pre-database lock; Data cut off date: 11/29/23

34

Spirometry Data 35 Data is from pre - database lock; Data cut off date: 11/29/23

Kidney Function: Creatinine and GFR



250
200
150
100
50
0
Creatinine
-24 Wks
-12 Wks
Screening
Day 1
Day 8
Day 15
Day 22
Day 29
Day 57
Day 85
Wk 26
Pt 1
Pt 2
Pt 3
Pt 4
60
50
40
30
20
10
0
eGFR
-24 Wks
-12 Wks
Screening
Day 1
Day 8
Day 15
Day 22
Day 29
Day 57
Day 85
Wk 26
Pt 1
Pt 2
Pt 3
Pt 4

Data is from pre-database lock; Data cut off date: 11/29/23

TFF PHARMACEUTICALS

36

37 TFF T A C ( n = 4) 14 Number of TEAEs 4 (100%) Number of patients with any TEAEs 0 Number of related TEAEs 9 Number of probably or possibly related TEAEs 2 (50%) Number of patients with possibly or probably related TEAEs 2 Number of Grade 3 and above TEAEs 1 (25%) Number of patients with Grade 3 or above TEAEs 1 Number of SAEs 1 (25%) Number of patients with SAEs 1 Number of possibly related SAEs 0 Number of TEAEs that occurred in more than 2 patients 0 Number of patients who experienced deaths 0 Number of patients who discontinued study treatment due to an AE 1 TEAE of worsening renal function* 1 T EAE of h a nd t r emo r ** No bronchospasm or wheezing reported TEAE: treatment emergent adverse event SAE: serious adverse event *Worsening renal function presumed from transient dehydration, unrelated to TFF TAC **Hand tremor resolved after dose reduction at Day 4 SAE of viral lower respiratory tract infection, expected in the setting of immune suppression TFF TAC: Safety Data Data is from pre - database lock; Data cut off date: 11/29/23

38 NASDAQ: TFFP BETTER DELIVERY, BETTER THERAPY | Powerful Drug Delivery Solutions THANK YOU

B a se li ne D a y 5 6 D a y 9 1 TFF VORI: Patient TFF VORI 1 (Phase 2) 39 Data is from pre - database lock; Data cut off date: 11/17/23 Ground glass opacities unrelated SAE N od u l e s

B a se li ne D a y 5 6 D a y 9 1 TFF VORI: Patient TFF VORI 1 (Phase 2) 40 Data is from pre - database lock; Data cut off date: 11/17/23 Ground glass opacities unrelated SAE N od u l e s

B a se li ne D a y 5 6 TFF VORI: Patient TFF VORI 2 (Phase 2) 41 Data is from pre - database lock; Data cut off date: 11/17/23

Total Symptom Scores 1 0 6 5 5 6 2 2 Oral 1 3 9 8 6 6 8 TFF VORI 1 1 1 1 1 1 1 TFF VORI 2 3 6 TFF VORI 4 2 4 TFF VORI 5 1 1 2 TFF VORI 6 Patients who completed at least 8 weeks of treatment TFF VORI: Clinical Signs and Symptoms • Far - left column represents signs and symptoms at screening • Far - right column represents signs and symptoms at the end of treatment • Patients enrolled in the Phase 2 study had more frequent assessments of signs and symptoms during treatment 42 Data is from pre - database lock; Data cut off date: 11/17/23